ITEM 77: ATTACHMENTS

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: JNL/Eagle SmallCap Equity Fund
Security: Chuy Holdings
Date of Purchase: 1/25/2013
Amount of Purchase: $3,687,000
Purchase price: $25.00
Purchased from: Jeffries and R W Baird
Affiliated Underwriter: Raymond James

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Republic of Colombia
Date of Purchase: 1/22/2013
Amount of Purchase: $1,309,162.75
Purchase price: $99.179
Purchased from: Deutsche Bank Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Intesa Sanpaolo SpA
Date of Purchase: 1/7/2013
Amount of Purchase: $1,497,765.00
Purchase price: $99.851
Purchased from: J.P. Morgan Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: MarkWest Energy Part/Fin
Date of Purchase: 1/7/2013
Amount of Purchase: $2,370,000.00
Purchase price: $100.00
Purchased from: Barclays Capital Inc
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: DNB Boligkreditt AS
Date of Purchase: 3/14/2013
Amount of Purchase: $3,392,316.00
Purchase price: $99.774
Purchased from: J.P. Morgan Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Intesa Sanpaolo SpA
Date of Purchase: 1/7/2013
Amount of Purchase: $1,649,439.00
Purchase price: $99.966
Purchased from: J.P. Morgan Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Citigroup Inc
Date of Purchase: 2/14/2013
Amount of Purchase: $723,281.75
Purchase price: $99.763
Purchased from: Citigroup Global Markets
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: CorpGroup Banking SA
Date of Purchase: 1/29/2013
Amount of Purchase: $1,329,800.50
Purchase price: $99.985
Purchased from: Deutsche Bank Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: Empresa De Telecommunicaciones
Date of Purchase: 1/10/2013
Amount of Purchase: $3,241,999,872.00
Purchase price: $100.00
Purchased from: Deutsche Bank Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: Country Garden Holding Co Ltd
Date of Purchase: 1/13/2013
Amount of Purchase: $700,000.00
Purchase price: $100.00
Purchased from: J.P. Morgan Securities
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Mid Cap Value Fund
Security: Radian Group Inc
Date of Purchase: 2/27/2013
Amount of Purchase: $99,504.00
Purchase price: $8.00
Purchased from: Morgan Stanley & Co.
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Mid Cap Value Fund
Security: Pinnacle Foods Inc
Date of Purchase: 3/28/2013
Amount of Purchase: $293,820.00
Purchase price: $20.00
Purchased from: Barclays Capital
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Mid Cap Value Fund
Security: West Corporation
Date of Purchase: 3/22/2013
Amount of Purchase: $322,920.00
Purchase price: $20.00
Purchased from: Morgan Stanley & Co.
Affiliated Underwriter: Goldman Sachs & Co


Fund: JNL/Goldman Mid Cap Value Fund
Security: Two Harbors Investment Corp
Date of Purchase: 3/19/2013
Amount of Purchase: $4,903,155.00
Purchase price: $13.46
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman U.S Equity Flex Fund
Security: Zoetis Inc
Date of Purchase: 1/31/2013
Amount of Purchase: $147,550.00
Purchase price: $26.00
Purchased from: Merrill Lynch, Pierce, Fenner & Smith
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/JPMorgan MidCap Growth Fund
Security: Nielsen Holdings NV
Date of Purchase: 2/15/2013
Amount of Purchase: $250,635.00
Purchase price: $32.55
Purchased from: Goldman Sachs & Co.
Affiliated Underwriter: JP Morgan

Fund: JNL/UBS Large Cap Select Growth Fund
Security: Zoetis Inc.
Date of Purchase: 1/31/2013
Amount of Purchase: 89,300.0000
Purchase price: $26.00
Purchased from: Merrill Lynch
Affiliated Underwriter: UBS Investment Bank

Fund: JNL/Eagle SmallCap Equity Fund
Security: Chuy Holdings
Date of Purchase: 4/12/2013
Amount of Purchase: $4,125,000.00
Purchase price: $33.00
Purchased from: Jeffries and R W Baird
Affiliated Underwriter: Raymond James

Fund: JNL/Eagle SmallCap Equity Fund
Security: PGT Inc.
Date of Purchase: 5/22/2013
Amount of Purchase: $5,093,749.50
Purchase price: $7.75
Purchased from: Credit Suisse First Boston
Affiliated Underwriter: Raymond James

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Telefonica Emisiones S.A.U.
Date of Purchase: 4/17/2013
Amount of Purchase: $1,375,000.00
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Mallinckrodt International Finance S.A.
Date of Purchase: 4/8/2013
Amount of Purchase: $549,895.50
Purchase price: $99.981
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Kimberly-Clark Corporation
Date of Purchase: 5/20/2013
Amount of Purchase: $2,075,820.00
Purchase price: $95.44
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Consumers Energy Company
Date of Purchase: 5/13/2013
Amount of Purchase: $2,121,663.75
Purchase price: $99.843
Purchased from: Barclays Capital Inc
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Apple Inc
Date of Purchase: 4/30/2013
Amount of Purchase: $2,739,852.50
Purchase price: $99.631
Purchased from: Deutsche Bank Securities Inc.
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Sachs Core Plus Bond Fund
Security: Apple Inc
Date of Purchase: 4/30/2013
Amount of Purchase: $4,019,646.75
Purchase price: $99.867
Purchased from: Deutsche Bank Securities Inc.
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: EDC Finance Limited
Date of Purchase: 4/11/2013
Amount of Purchase: $1,490,000.00
Purchase price: $100.00
Purchased from: Merrill Lynch, Pierce, Fenner & Smith,Incorporated Affiliated Underwriter: Goldman Sachs International

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: CNOOC Finance (2013) Limited
Date of Purchase: 5/2/2013
Amount of Purchase: $3,751,973.75
Purchase price: $98.477
Purchased from: Citigroup Global Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Emerging Markets Debt Fund
Security: BBVA Banco Continental
Date of Purchase: 4/3/2013
Amount of Purchase: $1,292,525.00
Purchase price: $99.425
Purchased from: Merrill Lynch, Pierce, Fenner & Smith,Incorporated Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Mid Cap Value Fund
Security: Developers Diversified Realty
Date of Purchase: 5/16/2013
Amount of Purchase: $4,233,278.50
Purchase price: $18.90
Purchased from: KeyBanc Capital Markets Inc.
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/Goldman Mid Cap Value Fund
Security: ING U.S. Inc
Date of Purchase: 5/2/2013
Amount of Purchase: $6,349,804.50
Purchase price: $19.50
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: Goldman Sachs & Co

Fund: JNL/UBS Large Cap Select Growth Fund
Security: Quintiles
Date of Purchase: 5/9/2013
Amount of Purchase: 36,200.0000
Purchase price: $40.00
Purchased from: Barclays
Affiliated Underwriter: UBS Investment Bank


For all transactions listed, the determination described in paragraph
(b)(10)(iii) of Rule 10f-3 was made based on the following information: the securities to be purchased were part of an issue registered under the Securities Act of 1933 that is being offered to the public, eligible municipal securities, securities sold in an eligible foreign offering, or securities sold in an eligible Rule 144A offering; the securities were purchased prior to the end of the first day on which any sales are made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), and if the securities were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated; if the securities purchased were part of an issue registered under the Securities Act of 1933 that was offered to the public or was purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities was in continuous operation for not less than three years, including the operations of any predecessors; the securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities; the commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time; and the amount of securities of any class of such issue to be purchased by the investment company, or by two or more investment companies having the same investment adviser, did not exceed: if purchased in an offering other than an eligible Rule 144A offering, 25 percent of the principal amount of the offering of such class, or if purchased in an eligible Rule 144A offering, 25 percent of the total of: the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus the principal amount of the offering of such class in any concurrent public offering.